 United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2021

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296

(Address of Principal Executive Offices) (Zip Code)

(480) 225-4052

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01	Entry into a Material Definitive Agreement

On February 26, 2021, Rivulet Media, Inc. (the “Company”) and Daniel Crosser entered into an Amendment to Promissory Note that amends the promissory note dated December 10, 2020, executed by the Company and payable to Mr. Crosser in the principal amount of $160,000 originally due on March 10, 2021.

On February 26, 2021, the Company and Cross Entertainment, L.L.C. (“Cross Entertainment”) entered into an Amendment to Promissory Note that amends the promissory note dated January 29, 2021, executed by the Company and payable to Cross Entertainment in the principal amount of $85,000 originally due on February 28, 2021.

On February 26, 2021, Mistress Movie LLC (“Mistress Movie”), a wholly owned subsidiary of Rivulet Films, Inc., a wholly owned subsidiary of the Company, and Cross Entertainment entered into an Amendment to Promissory Note that amends the promissory note dated December 17, 2020, executed by Mistress Movie and payable to Cross Entertainment in the principal amount of $25,000 originally due on February 28, 2021.

On February 26, 2021, Mistress Movie and Cross Entertainment entered into an Amendment to Promissory Note that amends the promissory note dated December 21, 2020, executed by Mistress Movie and payable to Cross Entertainment in the principal amount of $50,000 originally due on February 28, 2021.

On February 26, 2021, Mistress Movie and Cross Entertainment entered into an Amendment to Promissory Note that amends the promissory note dated December 23, 2020, executed by Mistress Movie and payable to Cross Entertainment in the principal amount of $25,000 originally due on February 28, 2021.

On February 26, 2021, Mistress Movie and Cross Entertainment entered into an Amendment to Promissory Note that amends the promissory note dated December 24, 2020, executed by Mistress Movie and payable to Cross Entertainment in the principal amount of $5,000 originally due on February 28, 2021.

On February 26, 2021, Mistress Movie and Cross Entertainment entered into an Amendment to Promissory Note that amends the promissory note dated December 25, 2020, executed by Mistress Movie and payable to Cross Entertainment in the principal amount of $5,000 originally due on February 28, 2021.

Each of the foregoing amendments extends the maturity date of the applicable note, without penalty, to June 30, 2021.

Michael Witherill is the Manager of Mistress Movie and is President, CFO, and a director of the Company. Mr. Witherill is also the sole member and manager of Cross Entertainment.

The descriptions of the amendments are only summaries of the material terms of the amendments, do not purport to be complete descriptions of the amendments, and are qualified in their entirety by reference to the amendments, a form of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 with respect to the amendments to the Promissory Notes executed by the Company and Mistress Movie is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Form of Amendment to Promissory Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2021

Rivulet Media, Inc., a Delaware corporation

By: /s/ Michael Witherill

       Michael Witherill, President and CFO

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